Exhibit 10.1

AMENDMENT TO REPLACEMENT GRANT AGREEMENT

THIS AMENDMENT TO REPLACEMENT GRANT AGREEMENT (this “Amendment”) is entered into on this 23rd day of December, 2013 by and between ALESSANDRO SODI (“Executive”), and DILIGENT BOARD MEMBER SERVICES, INC., a Delaware corporation (the “Company”).

RECITALS:

A.        On May 3, 2013, the Company and Executive entered into a Replacement Grant Agreement (the “Replacement Grant Agreement”) providing for the cancellation of certain options held by Executive and the issuance of certain replacement awards, consisting of the 2013 Option, the Performance Cash Award, the Level 1 Performance Share Award and the Level 2 Performance Share Award (each as defined in the Replacement Grant Agreement and the Exhibits thereto, and collectively, the “Replacement Awards”); and

B.        The Replacement Awards are to be issued pursuant to the Diligent Board Member Services, Inc. 2013 Incentive Plan (the “2013 Plan”), which plan has been approved by the Company’s stockholders as contemplated by the Replacement Grant Agreement; and

C.        The 2013 Plan contains Section 162(m) limits on individual awards which contemplate that the Replacement Awards shall be made during the 2013 calendar year; and

D.       The Company and the Executive wish to waive the requirement for a Registration Statement on Form S-8 to be filed prior to the grant of the Replacement Awards, so that the Replacement Awards can be made in the 2013 calendar year in order to ensure compliance with the 2013 Plan and to preserve the Company’s ability to utilize the performance based compensation exemption from the deduction limitation under Section 162(m).

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.          Grant Date. The last sentence of Section 2 of the Replacement Grant Agreement is amended and restated in its entirety to read as follows: “As used in this Agreement, the “Grant Date” shall mean December 23, 2013.”

2.          Registration Rights. Section 6 of the Replacement Grant Agreement is amended and restated in its entirety to read as follows:

“(a) Form S-8 Registration Statement. The Company shall use its reasonable best efforts to file with the Securities and Exchange Commission a Registration Statement on Form S-8 registering the shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company issuable upon exercise of the 2013 Option as promptly as practicable after the Company becomes eligible to register its securities on Form S-8 pursuant to General Instruction A of such Form.

(b) Resale Registration Statement. Following the delivery of shares of Common Stock pursuant to the Level 1 Performance Share Award or the Level 2 Performance Share Award, upon written request by the Executive, the Company will be obligated to register such shares of Common Stock pursuant to the terms and conditions set forth on Annex A hereto.”

In consideration of the resale registration rights provided herein, Executive hereby unconditionally and irrevocably releases, waives, discharges and gives up, to the full extent permitted by law, any and all Claims that Executive may have against any of the Released Parties, arising on or prior to the date of Executive’s execution and delivery of this Amendment arising out of or relating to the Company’s performance of Section 6 of the Replacement Grant Agreement.

3.          Award Agreements. Updated award agreements reflecting this Amendment are attached hereto as Exhibit A (Non-Qualified Stock Option Award Agreement), Exhibit B (Performance Cash Award Agreement), Exhibit C (Level 1 Performance Share Award Agreement) and Exhibit D (Level 2 Performance Share Award Agreement).

4.          Cash Payment. On the fifth (5th) business day after the Determination Date (but in any event within the 2014 calendar year), as defined in the PCA Agreement, , the Company will pay to Executive a cash amount equal to US $150,000, subject to applicable withholding tax requirements.

5.          Effect of Amendment. Except as expressly amended hereby, all of the terms and provisions of the Replacement Grant Agreement shall remain in full force and effect. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Replacement Grant Agreement and the Exhibits thereto, as applicable.

6.          Miscellaneous.

(a)        Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Company and Executive and their respective permitted successors, assigns, heirs, beneficiaries and representatives.

(b)        Construction of Agreement. In the event that one or more of the provisions contained in this Amendment shall for any reason be held unenforceable in any respect under the law of any state of the United States or the United States, such unenforceability shall not affect any other provision of this Amendment, but this Amendment shall then be construed as if such unenforceable provision or provisions had never been contained herein or therein.

(c)         Governing Law. This Amendment and any and all matters arising directly or indirectly herefrom or therefrom shall be governed under the laws of the State of New York without reference to choice of law rules.

(d)        Counterparts. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused their duly authorized representative to execute this Amendment on the date first written above.

EXECUTIVE:

/s/ Alessandro Sodi
Alessandro Sodi

DILIGENT BOARD MEMBER SERVICES, INC.

By:	/s/ A. L. Jones
Name: A. L. Jones
Title: Director

ANNEX A

REGISTRATION RIGHTS

1.	Definitions.

As used in this Annex A, the following terms shall have the following meanings:

“Affiliate” shall mean, in respect of any Person, any other Person that is directly or indirectly controlling, controlled by, or under common control with such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means having, directly or indirectly, the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or by contract or otherwise.

“Board” or “Board of Directors” shall mean the board of directors of the Company.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which the banks in New York, New York are authorized by law or executive order to be closed.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall mean the Company’s common stock, par value $0.001 per share.

“Company Indemnitees” shall have the meaning set forth in Section 5(b).

“Effective Date” shall mean, with respect to the Registration Statement, the earlier of the date which is five (5) Business Days after the date on which the Commission informs the Company (i) that the Commission will not review the Registration Statement or (ii) that the Company is permitted by the Commission to accelerate the effectiveness of the Registration Statement.

“Effective Period” shall have the meaning set forth in Section 2(a).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

“Excluded Registration” shall mean (i) a registration relating to the sale of securities to employees of the Company or a subsidiary thereof pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; or (iii) a registration on Form S-8 or any similar successor form thereto.

“Filing Date” shall mean the 60th day following the receipt by the Company of the written request pursuant to Section 2(a).

“Holder” or “Holders” shall mean the Executive and any transferee of Registrable Securities; provided, that such a transferee shall only have the benefits of a Holder under this agreement if such transferee was approved in advance by the Company in writing, or such Person is the transferee of shares pursuant to a domestic relations order.

Annex A-1

“Holder Indemnitees” shall have the meaning set forth in Section 5(a).

“Indemnitees” shall have the meaning set forth in Section 5(c).

“Person” shall mean an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” shall mean an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” shall mean the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus.

“Registrable Securities” shall mean the shares of Common Stock issuable or issued pursuant to the Level 1 Performance Share Award or the Level 2 Performance Share Award, provided, however, that such securities shall no longer be deemed Registrable Securities if (x) such shares have been resold or otherwise transferred pursuant to a Registration Statement that has been declared effective by the SEC; (y) such shares are sold in compliance with Rule 144, or are eligible to be sold without restriction under Rule 144, or (z) such shares have ceased to be outstanding (whether as a result of redemption, repurchase, cancellation or otherwise).

“Registration Request” shall have the meaning set forth in Section 2(a).

“Registration Statement” shall mean any registration statement contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

“Rule 144” shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 415” shall mean Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Securities Act” shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

“Selling Expenses” shall mean all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder.

“Violation” shall have the meaning set forth in Section 5(a).

2.	Registration Rights.

(a)        Request for Resale Registration. If the Company shall receive at any time after the delivery date of Registrable Securities pursuant to the Level 1 Performance Share Award or the Level 2 Performance Share Award (a “Delivery Date”), a written request (“Registration Request”) from any Holder that the Company file a registration statement under the Securities Act with respect to Registrable Securities of such Holders having an anticipated aggregate offering price, net of selling expenses, of at least One Million Dollars ($1,000,000), then, subject to the terms and conditions set forth in this Amendment, the Company shall use its reasonable best efforts to prepare and file with the Commission a Registration Statement covering the resale of such Registrable Securities as would permit or facilitate the sale and distribution of all such Registrable Securities in the manner reasonably requested by such Holders. Only one Registration Request may be delivered pursuant to this Amendment. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder). The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event within 180 days after the date of the Registration Request, and to keep such Registration Statement continuously effective under the Securities Act not exceeding the earlier of (x) one year from the Effective Date, (y) the date when all Registrable Securities covered by such Registration Statement have been sold, or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter addressed to the Company’s transfer agent to such effect (the “Effective Period”).

(b)        Company Registration. If after any Delivery Date, the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give the Holders notice of such registration. Upon the written request of the Holders given to the Company within twenty (20) days after such notice is given by the Company, the Company shall cause to be registered all of the Registrable Securities that the Holders have requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(b) before the effective date of such registration, whether or not the Holders have elected to include Registrable Securities in such registration.

3.	Registration Procedures. In connection with the Company’s registration obligations hereunder:

(a)        With respect to a Registration Request pursuant to Section 2(a), the Company shall use its reasonable best efforts to prepare and file with the Commission on or prior to the Filing Date with respect to a Registration Request under Section 2(a), a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance with the Securities Act and the rules and regulations promulgated thereunder) covering the resale to the public of the Registrable Securities, and use its reasonable best efforts to cause the Registration Statement to become effective and remain effective as provided herein.

(b)           The Company shall prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effective Period and prepare and file with the Commission such additional Registration Statements, if necessary, in order to register for resale under the Securities Act all of the Registrable Securities; (i) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (ii) respond promptly to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Executive true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iii) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)           The Company shall promptly notify the Holders (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event of which the Company becomes aware that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)           The Company shall use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any United States jurisdiction, at the earliest practicable moment.

(e)           Upon the occurrence of any event contemplated by Section 3(c)(v), the Company shall promptly prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)            The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within fifteen (15) days after receiving a written request from the Company for such information.

(g)           Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

(h)          Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv) or 3(c)(v), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(l), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(i)            If (i) there is material non-public information regarding the Company which the Board reasonably and in good faith determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company’s best interest to disclose, then the Company may postpone or suspend filing or effectiveness of a Registration Statement for a period not to exceed ninety (90) consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 3(i) for more than one hundred and twenty (120) days in the aggregate during any twelve month period.

4.             Registration Expenses. All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company, except as and to the extent specified in this Section 4, shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the OTC Bulletin Board and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and the NASD Regulation, Inc. and (C) in compliance with state securities or blue sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. All Selling Expenses relating to Registrable Securities registered pursuant to Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

5.             Indemnification.

(a)           The Company shall indemnify and hold harmless each selling Holder, the officers, directors, partners, agents and employees of each selling Holder, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such selling Holder or underwriter within the meaning of the Securities Act or the Exchange Act and their respective agents (collectively, the “Holder Indemnitees”), against any losses, claims, damages or liabilities (joint or several) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other federal or state law, rule or regulation, including any amount paid in settlement of any litigation, commenced or threatened, and to reimburse them for any reasonable legal or other expenses incurred by them in connection therewith, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with any matter relating to the Registration Statement (each, a “Violation”); provided, however, the indemnity agreement contained in this Section 5(a) shall not (i) apply to any loss, claim, damage, liability or action arising out of, or based upon, a Violation which occurs in reliance upon and in conformity with written information furnished by any Holder expressly for use in connection with such registration; or (ii) in the case of a sale directly by a Holder (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of such Holder), inure to the benefit of any Holder Indemnitee to the extent that any such loss, claim, damage, liability or action results from or is based upon an untrue statement or alleged untrue statement or omission or alleged omission that was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder, having previously been provided with copies of such final or amended prospectus by Company, failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act.

(b)           Each Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, each agent and any underwriter for the Company, and any other selling Holder or other stockholder selling securities in such Registration Statement or any of its directors, officers, partners, agents or employees or any Person who controls such selling Holder or such other stockholder or such underwriter (collectively, the “Company Indemnitees”) against any losses, claims, damages or liabilities (joint or several) to which any Company Indemnitee may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, including any amount paid in settlement of any litigation, commenced or threatened, and to reimburse them for any reasonable legal or other expenses incurred by them in connection therewith, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that (i) such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration and (ii) only in an amount not exceeding the net proceeds received by such Holder with respect to securities sold pursuant to such Registration Statement; provided, however, that the indemnity agreement contained in this Section 5(b) shall not, in the case of a sale directly by the Company of its securities (including a sale of such securities through any underwriter retained by the Company to engage in a distribution solely on behalf of the Company), inure to the benefit of any Person to the extent that any such loss, claim, damage, liability or action results from an untrue statement or alleged untrue statement or omission or alleged omission that was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the Person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act.

(c)           Promptly after receipt by any Company Indemnitee or Holder Indemnitee (collectively, the “Indemnitees”) under this Section 5 of notice of the commencement of any action (including any governmental action), such Indemnitee will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the parties; provided, however, that such Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such Indemnitee by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests, as reasonably determined by either party, between such Indemnitee and any other party represented by such counsel in such proceeding. In no event shall the Indemnitees be entitled to more than one firm of counsel at the expense of the indemnifying party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the Indemnitee under this Section 5 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to such Indemnitee otherwise than under this Section 5. If the indemnifying party advises an Indemnitee that it will contest a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such Indemnitee of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnitee may, at its option, defend, settle or otherwise compromise or pay such action or claim in each case at the indemnifying party’s expense. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnitee’s reasonable costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnitee that relates to such action or claim. The indemnifying party shall keep the Indemnitee fully informed at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects not to defend any such action or claim, the Indemnitee party shall keep the indemnifying party informed at all times as to the status of the defense; provided, however, that the failure to keep the indemnifying party so informed shall not affect the obligations of the indemnifying party hereunder. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement that (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a general written release from all liability with respect to such claim or litigation or (ii) contains an admission of guilt on the part of the Indemnitee.

(d)           The obligations of the Company and the Holders under this Section 5 shall survive the completion of any offering of Registrable Securities in a Registration Statement whether under Section 2 or otherwise.

(e)           If the indemnification provided for in this Section 5 is unavailable to a party that would have been an Indemnitee under this Section 5 in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to herein, then each party that would have been an indemnifying party hereunder shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party, on the one hand, and such Indemnitee, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the Violation relates to information supplied by such indemnifying party or such Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The parties agree that it would not be just and equitable if contribution pursuant to this Section 5(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 5(e) shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of an Indemnitee against an indemnifying party or others and (ii) any liabilities the indemnifying party may be subject to pursuant to applicable law.

EXHIBIT A

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

This NON-QUALIFIED STOCK OPTION Award Agreement (the “NQSO Agreement”) is entered into on the 23rd day of December, 2013 by and between Diligent Board Member Services, Inc., a Delaware corporation (the “Company”), and ALESSANDRO SODI (the “Awardee”).

WHEREAS, the Company is entering into this NQSO Agreement in order to effectuate the Award set forth in the Replacement Grant Agreement dated May 3, 2013 between the Company and the Awardee (the “Replacement Grant Agreement”) of non-qualified stock options (the “Option”) with respect to the Company’s common stock, par value $0.001 per share (the “Common Stock”) pursuant to the Diligent Board Member Services, Inc. 2013 Incentive Plan (the “2013 Plan”) on the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.             Award. Subject to the terms and conditions of this NQSO Agreement, including without limitation Sections 2 and 3 hereof, the Company hereby grants to the Awardee an Option to purchase the number of Shares set forth in Exhibit A on the terms and conditions set forth in Exhibit A. This award is made pursuant to and is subject to the terms of the 2013 Plan. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings as set forth in the 2013 Plan.

2.             Acceleration Upon Change in Control, Death or Disability. In the event that, while the Awardee is employed by the Company, and prior to December 31, 2013, the Company consummates a Change in Control, or the Awardee dies or becomes Disabled (as defined in Exhibit B), the shares covered by this Option, to the extent not fully vested and exercisable, will become fully vested and exercisable (i) in the case of a Change in Control, immediately prior to such Change in Control and (ii) in the case of death or Disability, upon death or Disability.

3.             Termination Without Cause or Resignation Due to Good Reason. In the event that the Company terminates the Awardee’s employment without Cause (as defined in the Awardee’s employment agreement with the Company dated June 27, 2011 (the “Employment Agreement”)) or the Awardee resigns for Good Reason (as defined in Exhibit B), the shares covered by this Option, to the extent not fully vested and exercisable by the date on which such termination of employment occurs, will become vested and exercisable upon such termination of employment.

4.            Conditions of Exercise. This Option may not be exercised unless all of the following conditions are met:

(a)              Counsel for the Company must be satisfied at the time of exercise that the issuance of shares of Common Stock upon exercise of this Option will be in compliance with the Securities Act of 1933, as amended, and all other applicable federal and state laws.

(b)             The Awardee must give the Company written notice of exercise specifying the number of shares of Common Stock with respect to which this Option is being exercised, and at the time of exercise pay the full purchase price for the shares being acquired (i) in cash or check acceptable to the Company, (ii) by surrender of Shares that otherwise would have been delivered to the Awardee upon exercise of the Option, up to the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price (plus tax withholdings, if applicable) and any remaining balance of the aggregate exercise price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Awardee in cash or other form of payment permitted under this Option, or (iii) by such other manner as the Committee may authorize.

Exhibit A-2

(c)             The Awardee must at all times during the period beginning with the Grant Date of this Option (as set forth in Exhibit A) and ending on the date of such exercise have been an employee of the Company (or of a corporation or a parent or subsidiary of a corporation assuming this Option by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation in a transaction to which Section 424(a) of the Code applies), provided, however, that:

(i)        if the Awardee ceases to be an employee of the Company due to (i) death, (ii) Disability, (iii) termination of employment by the Company without Cause, or (iv) the Awardee’s resignation from employment with the Company, this Option will remain in full force and effect and may be exercised, to the extent exercisable on the date of termination, until the earlier of (x) one (1) year from the date of the Awardee’s termination of employment or (y) the expiration of this Option, and

(ii)       in the event that the Awardee’s employment is terminated by the Company for Cause, this Option will remain in full force and effect and may be exercised in accordance with its terms, to the extent exercisable on the date of termination, until the earlier of (x) thirty (30) days following the Awardee’s termination of employment or (y) the expiration of this Option.

(d)             The Company shall have the right to withhold from amounts payable to the Awardee, as compensation or otherwise, or alternatively, to require the Awardee to remit to the Company, an amount sufficient to satisfy all federal, state and local withholding tax requirements. Notwithstanding the foregoing, if so requested by the Awardee, the Company shall provide for such withholding by withholding Common Stock that otherwise would be issued to the Awardee upon exercise of the Option having a Fair Market Value equal to the amount necessary to satisfy the minimum statutory withholding amount.

(e)             The shares covered by this Option have been listed (subject only to official notice of issuance) on any national securities exchange on which the Common Stock is then listed.

Exhibit A-3

5.            Restrictions on Transfer and Exercise.

(a)             Except as provided in this Section 5, this Option, and rights under this Option, may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Awardee and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company.

(b)            During the Awardee’s lifetime, this Option shall be exercisable only by the Awardee, or by the person to whom the Awardee’s rights shall pass by will or the laws of descent and distribution, provided, however, that this Option in its entirety (or any portion hereof remaining after any partial exercise hereof) shall be transferable (i) pursuant to a domestic relations order, or (ii) by gift to any of the Awardee’s “family members” (as hereinafter defined), subject to the following conditions:

(i)        not less than twenty (20) days before any such transfer, the Awardee has notified the Company in a manner authorized by the Company of the Awardee’s intention to make such transfer and have furnished such information regarding the proposed transferee and the terms of the proposed transfer as the Company may request;

(ii)       the proposed transfer complies with such conditions and limitations as the Committee, in its sole discretion, may have established, and

(iii)      at the time of such transfer, the issuance and sale to the transferee of the shares issuable upon exercise of this Option can be registered under the Securities Act of 1933 by a registration statement on Form S-8 (or any successor form adopted by the Securities and Exchange Commission under the said Act, the use of which does not, in the judgment of the Committee, impose any significant additional expense on the Company).

(c)             The term “family member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Awardee’s household (other than a tenant or employee), a trust in which the Awardee’s family members have more than 50% of the beneficial interest, a foundation in which the Awardee or the Awardee’s family members control the management of assets, and any other entity in which the Awardee or the Awardee’s family members own more than 50% of the voting interests.

(d)            If at the time of the Awardee’s death this Option has not been fully exercised, the Awardee’s estate or any person who acquires the right to exercise this Option by bequest or inheritance or by reason of the Awardee’s death may, at any time within one year after the date of the Awardee’s death, exercise this Option with respect to up to the entire remaining number of Shares subject to this Option. It shall be a condition to the exercise of this Option after the Awardee’s death that the Company shall have been furnished evidence satisfactory to it of the right of the person exercising this Option to do so and that all estate, transfer, inheritance or death taxes payable with respect to this Option or the Shares to which it relates have been paid or otherwise provided for to the satisfaction of the Company.

Exhibit A-4

6.             Adjustment of Shares. As provided in Sections 4(c) and 7(d) of the 2013 Plan, in the event that the Committee determines that any distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares, then the Committee shall, in such manner as it may deem equitable and appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2013 Plan, adjust any or all of the number and type of Shares subject to outstanding Awards, and the grant, exercise or base price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, the Committee shall not take any action otherwise authorized under such Section to the extent that such action would result in a violation of, or imposition of additional taxes under, Section 409A of the Code.

7.             Government Regulations. Notwithstanding anything contained herein to the contrary, the Company’s obligation to issue Shares under this NQSO Agreement shall be subject to the terms of all applicable laws, rules and regulations and to such approvals by any governmental agencies or securities exchanges as may be required; provided that the Company shall use commercially reasonable best efforts to ensure that the terms of all applicable laws, rules and regulations and approvals by any governmental agencies or securities exchanges as may be required are timely satisfied or obtained, as applicable.

8.             Awardee Representations. The Awardee understands that the Awardee (and, subject to Section 4(d) above, not the Company) shall be responsible for the Awardee’s own tax liability arising as a result of the transactions contemplated by this Agreement.

9.            No Right to Continued Employment. By accepting this NQSO Agreement, the Awardee acknowledges and agrees that neither the grant of this Option nor any of the terms herein (including the exercise schedule) constitute an express or implied promise of continued employment or service for the exercise period or for any other period, and shall not interfere with the Awardee’s right or the right of the Company to terminate the employment or service relationship at any time, with or without cause, subject to the terms of any written employment agreement that the Awardee may have entered into with the Company.

10.           Notices. Notices or communications to be made hereunder shall be in writing and shall be made in accordance with the Employment Agreement.

11.          Governing Law. This NQSO Agreement shall be construed under the laws of the State of New York, without regard to conflict of laws principles.

12.           Entire Agreement. This NQSO Agreement, together with the Replacement Grant Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter of this NQSO Agreement. Notwithstanding the foregoing, this NQSO Agreement and the Award made hereby shall be subject to the terms of the 2013 Plan.

Exhibit A-5

13.          Section 409A. This NQSO Agreement is intended to comply with the requirements of Section 409A of the Code and regulations promulgated thereunder (“Section 409A”). To the extent that any provision in this NQSO Agreement is ambiguous as to its compliance with Section 409A, the provision shall be read in such a manner so that no payments due under this Agreement shall be subject to an “additional tax” as defined in Section 409A(a)(1)(B) of the Code. In no event shall the Committee, the Board, or the Company (or their respective employees, officers or directors) have any liability to the Awardee (or any other person) due to the failure of an award to satisfy the requirements of Section 409A. Although the parties endeavor to have this NQSO Agreement comply with the requirements of Section 409A, there is no guarantee that the Awardee will not be subjected to the payment of any tax or interest under Section 409A, and the Awardee shall not have any right to indemnification with respect thereto.

[Signature Page Follows]

Exhibit A-6

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused their duly authorized officer to execute this Agreement on the date first written above.

DILIGENT BOARD MEMBER SERVICES, INC.

By:	/s/ A. L. Jones
Name: A. L. Jones
Title: Director

AWARDEE

/s/ Alessandro Sodi
Name: Alessandro Sodi

EXHIBIT A

(a).	Awardee’s Name: Alessandro Sodi

(b).	Grant Date: December 23, 2013

(c)	Number of Shares Covered By This Option:

1,600,000 Shares, as follows:

Number Covered by Incentive Stock Options: 0

Number Covered by Non-Qualified Stock Options: 1,600,000

(d)	Exercise Price: US $2.79

(e)	Expiration Date: December 22, 2023

(f).	Exercise Schedule: Subject to the provisions of this NQSO Agreement, provided that the Awardee is in the employ of the Company on December 31, 2013, this Option (to the extent not previously exercised) may be exercised, in whole or in part, with respect to up to 1,600,000 Shares on or following December 31, 2013.

A.S. (Initials)

Alessandro Sodi

A.L.J. (Initials)

Company Signatory

EXHIBIT B

DEFINITIONS

As used in this NQSO Agreement, the following terms have the meanings stated. The singular includes the plural, and the masculine gender includes the feminine and neuter genders, and vice versa, as the context requires.

“Disability” or “Disabled” means that the Awardee meets one of the following requirements: (1) The Awardee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (2) the Awardee is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Awardee’s employer.

“Good Reason” means the occurrence of any of the following: (1) a material breach by the Company of the terms of the Employment Agreement; (2) a material reduction in the Awardee’s base salary without the Awardee’s consent, which consent may be determined in the Awardee’s discretion; (3) a material diminution in the Awardee’s authority, duties or responsibilities; or (4) a material change in the geographic location at which the Awardee performs services for the Company without the Awardee’s consent, which consent may be determined in the Awardee’s discretion; provided, however, that the Awardee must notify the Company within 90 days of the occurrence of any of the foregoing conditions that he considers it to be a “Good Reason” condition and provide the Company with at least 30 days in which to cure the condition. If the Awardee fails to provide this notice and cure period prior to his resignation, or resigns more than six months after the initial existence of the condition, his resignation will not be deemed to be for “Good Reason.”

EXHIBIT B

PERFORMANCE CASH AWARD AGREEMENT

This Performance cash Award Agreement (the “PCA Agreement”) is entered into on the 23rd day of December, 2013 by and between Diligent Board Member Services, Inc., a Delaware corporation (the “Company”), and ALESSANDRO SODI (the “Awardee”).

WHEREAS, the Company is entering into this PCA Agreement in order to effectuate the Award set forth in the Replacement Grant Agreement dated May 3, 2013 between the Company and the Awardee (the “Replacement Grant Agreement”) of a performance cash award pursuant to the Diligent Board Member Services, Inc. 2013 Incentive Plan (the “2013 Plan”) on the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.        Award. Subject to Sections 2 and 3 hereof, in the event that the Committee has certified that the performance target set forth in Exhibit A (the “Performance Target”) has been achieved, the Company shall issue and deliver to the Awardee the respective cash payments set forth in Exhibit A (the “Performance Cash”) on the respective installment delivery dates set forth in Exhibit A; provided that, subject to Sections 2 and 3 hereof, the Awardee is in the employ of the Company on June 30, 2014. This Award is made pursuant to and is subject to the terms of the 2013 Plan. Capitalized terms used but not otherwise defined in this PCA Agreement shall have the meanings as set forth in the 2013 Plan.

2.        Acceleration Upon Change in Control, Death or Disability. In the event that, while the Awardee is employed by the Company, and prior to the date of determination by the Committee as to whether the Performance Target has been achieved (the “Determination Date”), the Company consummates a Change in Control (as defined in Exhibit B), the Awardee shall be entitled to all of the Performance Cash, which the Company shall issue and deliver immediately prior to such Change in Control. In the event that, while the Awardee is employed by the Company, and prior to the Determination Date, the Awardee dies or becomes Disabled (as defined in Exhibit B) then, if the Performance Target is achieved, the Awardee shall be entitled to all of the Performance Cash, which the Company shall issue and deliver on the Determination Date. On and after the Determination Date, provided that the Committee has determined that the Performance Target has been achieved, in the event that, while the Awardee is employed by the Company, and prior to delivery of all of the Performance Cash, the Company consummates a Change in Control, or the Awardee dies or becomes Disabled, the Awardee shall be entitled to all of the remaining Performance Cash not previously delivered, which the Company shall issue and deliver (i) in the case of a Change in Control, immediately prior to such Change in Control and (ii) in the case of death or Disability, upon death or Disability. In the event that the Committee determines on the Determination Date that the Performance Target has not been achieved, the Awardee shall not be entitled to any Performance Cash upon a subsequent Change in Control, death or Disability.

3.        Separation from Service; Termination Without Cause or Resignation Due to Good Reason prior to June 30, 2014. In the event that prior to July 1, 2014 the Company terminates the Awardee’s employment without Cause (as defined in the Awardee’s employment agreement with the Company dated June 27, 2011 (the “Employment Agreement”)) or the Awardee resigns for Good Reason (as defined in Exhibit B) or if, on or after July 1, 2014 the Awardee separates from service with the Company (for any reason), then, if the Performance Target is or has been achieved, the Awardee shall be entitled to all of the remaining Performance Cash not previously delivered. The Performance Cash to which the Awardee becomes entitled pursuant to this Section 3 (less any previously delivered Performance Cash) shall be delivered on the later of (x) the Determination Date or (y) the date of Awardee’s separation from service. If the Performance Target is not achieved, the Awardee shall not be entitled to any Performance Cash pursuant to Section 3 in connection with his separation from service. Notwithstanding anything contained herein to the contrary, delivery of Performance Cash to a “specified employee” as defined in Section 409A(a)(2)(B) of the Code shall be deferred until the first business day of the seventh month following such employee’s separation from service with the Company if earlier delivery would cause a violation of Section 409A of the Code.

Exhibit B-1

 4.        Section 162(m): Promptly following the completion of the the period from July 1, 2013 through June 30, 2014 (the “Performance Period”) (but in any event during the 2014 calendar year), the Committee will review and certify in writing whether the Performance Target has been achieved. All payments under this PCA Agreement are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. This Award shall be construed and administered in a manner consistent with such intent. The Committee may not exercise negative discretion to reduce or eliminate the amount of cash that otherwise would be payable upon achievement of the Performance Target. The foregoing sentence shall not be interpreted to impede the application of the reduction provision set forth in subsection (d) of Exhibit A.

 5.        Government Regulations. Notwithstanding anything contained herein to the contrary, the Company’s obligation to issue or deliver the Performance Cash shall be subject to the terms of all applicable laws, rules and regulations and to such approvals by any governmental agencies or securities exchanges as may be required; provided that the Company shall use commercially reasonable best efforts to ensure that the terms of all applicable laws, rules and regulations and approvals by any governmental agencies or securities exchanges as may be required are timely satisfied or obtained, as applicable.

 6.        Withholding Taxes. The Company shall withhold from amounts payable to the Awardee hereunder, as compensation or otherwise, an amount sufficient to satisfy all federal, state and local withholding tax requirements.

 7.        Awardee Representations. The Awardee understands that the Awardee (and not the Company) shall be responsible for the Awardee’s own tax liability arising as a result of the transactions contemplated by this PCA Agreement.

 8.        Employment. Neither this PCA Agreement nor any action taken hereunder shall be construed as giving the Awardee any right of continuing employment by the Company.

9.        Notices. Notices or communications to be made hereunder shall be in writing and shall be made in accordance with the Employment Agreement.

10.      Governing Law. This PCA Agreement shall be construed under the laws of the State of New York, without regard to conflict of laws principles.

11.      Entire Agreement. This PCA Agreement, together with the Replacement Grant Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter of this PCA Agreement. Notwithstanding the foregoing, this PCA Agreement and the Award made hereby shall be subject to the terms of the 2013 Plan.

Exhibit B-2

12.      Binding Effect. This PCA Agreement shall be binding upon and inure to the benefit of the Company and the Awardee and their respective permitted successors, assigns, heirs, beneficiaries and representatives. This PCA Agreement is personal to the Awardee and may not be assigned by the Awardee without the prior consent of the Company. Any attempted assignment in violation of this Section shall be null and void.

13.      Amendment. This PCA Agreement may be amended or modified only by a written instrument executed by both the Company and the Awardee.

14.      Section 409A. This PCA Agreement is intended to comply with the requirements of Section 409A of the Code and regulations promulgated thereunder (“Section 409A”). To the extent that any provision in this PCA Agreement is ambiguous as to its compliance with Section 409A, the provision shall be read in such a manner so that no payments due under this PCA Agreement shall be subject to an “additional tax” as defined in Section 409A(a)(1)(B) of the Code. For purposes of Section 409A, each payment made under this PCA Agreement shall be treated as a separate payment. In no event may the Awardee, directly or indirectly, designate the calendar year of payment. Notwithstanding anything contained herein to the contrary, the Awardee shall not be considered to have terminated employment/separated from service with the Company for purposes of Section 3 hereof unless he would be considered to have incurred a “termination of employment” from the Company within the meaning of Treasury Regulation §1.409A-1(h)(1)(ii). In no event shall the Committee, the Board, or the Company (or their respective employees, officers or directors) have any liability to the Awardee (or any other person) due to the failure of an Award to satisfy the requirements of Section 409A. Although the parties endeavor to have this PCA Agreement comply with the requirements of Section 409A, there is no guarantee that the Awardee will not be subjected to the payment of any tax or interest under Section 409A, and the Awardee shall not have any right to indemnification with respect thereto.

15.      Counterparts. This PCA Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature Page Follows]

Exhibit B-3

IN WITNESS WHEREOF, the parties hereto have executed this PCA Agreement or caused their duly authorized officer to execute this PCA Agreement on the date first written above.

DILIGENT BOARD MEMBER SERVICES, INC.

By:	/s/ A. L. Jones
Name: A. L. Jones
Title: Director

AWARDEE

/s/ Alessandro Sodi
Name: Alessandro Sodi

EXHIBIT A

(a).	Awardee’s Name: Alessandro Sodi

(b).	Grant Date: December 23, 2013

(c).	Performance Period: July 1, 2013 – June 30, 2014

(d).	Total Performance Cash available to be earned: $4,240,000

If, on the date immediately preceding (i) the 5th business day following the Determination Date, in the case of the first installment delivery date or (ii) the scheduled installment delivery date as set forth below in the case of the second and third installment delivery dates, the sum of (x) the volume weighted average trading price of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), calculated by dividing the total value by the total volume of shares of Common Stock traded during the applicable period (“VWAP”) on The New Zealand Stock Exchange (“NZX”) or other stock exchange where the majority of the trading volume and value of the Common Stock occurs for the twenty (20) trading days immediately preceding such date plus (y) any dividends declared per share of Company Common Stock after April 12, 2013 (the “Installment Date Price”) is equal to a number that is less than seventy-five percent (75%) of the Exercise Price (as defined in the Replacement Grant Agreement) (on a fully adjusted basis), then the applicable installment of the Performance Cash shall be reduced in proportion to the ratio of the Installment Date Price to the Exercise Price.

(e).	Performance Target: Growth in the Company’s revenues by at least seven percent (7%) over the Performance Period as compared to the period from July 1, 2012 through June 30, 2013. The Performance Target shall only be considered achieved if the Committee certifies to such achievement in writing as prescribed by Section 162(m) of the Code or the regulations thereunder. Revenues will be calculated on the same basis as is reflected in the Company’s consolidated financial statements for the relevant periods.

(f).	Service Vesting Date: If the Performance Target is achieved, the Awardee will become entitled to cash payments on the installment dates as set forth below, provided that the Awardee is in the employ of the Company on June 30, 2014.

(g).	Installment Delivery Dates: Subject to Sections 2 and 3 of the PCA Agreement, as well as the other terms and conditions set forth in the PCA Agreement (including without limitation this Exhibit A, and in particular, subject to achievement of the Performance Target and employment through the service vesting date) and the 2013 Plan, the Company shall issue and deliver the following amounts of Performance Cash on the following dates:

Performance Cash Amount (USD)*	Installment Date
US $ 1,413,333.33	The fifth (5th) business day after the Determination Date (but in any event during the 2014 calendar year)
US $ 1,413,333.33	March 30, 2015
US $ 1,413,333.33	March 30, 2016

*Each installment of Performance Cash is subject to downward adjustment as provided above.

A.S. (Initials)

Alessandro Sodi

A.L.J. (Initials)

Company Signatory

EXHIBIT B

DEFINITIONS

As used in this PCA Agreement, the following terms have the meanings stated. The singular includes the plural, and the masculine gender includes the feminine and neuter genders, and vice versa, as the context requires.

“Change in Control” means (a) a change in ownership of the Company under clause (i) below or (b) a change in the ownership of a substantial portion of the assets of the Company under clause (ii) below:

(i)      Change in the Ownership of the Company. A change in the ownership of the Company shall occur on the date that any one person, or more than one person acting as a group (as defined in clause (iii) below), acquires ownership of capital stock of the Company that, together with capital stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the capital stock of the Company. However, if any one person or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the capital stock of the Company, the acquisition of additional capital stock by the same person or persons shall not be considered to be a change in the ownership of the Company. An increase in the percentage of capital stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires capital stock in the Company in exchange for property will be treated as an acquisition of stock for purposes of this paragraph.

(ii)     Change in the Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets shall occur on the date that any one person, or more than one person acting as a group (as defined in clause (iii) below), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 80 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. There is no Change in Control under this clause (ii) when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer, as provided below in this clause (ii). A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to (a) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its capital stock, (b) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (c) a person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding capital stock of the Company, or (d) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in clause (ii)(c) of this paragraph. For purposes of this clause (ii), a person's status is determined immediately after the transfer of the assets.

(iii)    Persons Acting as a Group. For purposes of clauses (i) and (ii) above, persons will not be considered to be acting as a group solely because they purchase or own capital stock or purchase assets of the Company at the same time. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets or capital stock, or similar business transaction with the Company. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of assets or capital stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. For purposes of this paragraph, the term “corporation” shall have the meaning assigned such term under Treasury Regulation section 1.280G-1, Q&A-45.

(iv)    Each of clauses (i) through (iii) above shall be construed and interpreted consistent with the requirements of Section 409A of the Code and any Treasury Regulations or other guidance issued thereunder.

“Disability” or “Disabled” means a determination by the Board or the Committee that the Awardee meets one of the following requirements: (1) the Awardee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (2) the Awardee is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Awardee’s employer.

“Good Reason” means the occurrence of any of the following: (1) a material breach by the Company of the terms of the Employment Agreement; (2) a material reduction in the Awardee’s base salary without the Awardee’s consent, which consent may be determined in the Awardee’s discretion; (3) a material diminution in the Awardee’s authority, duties or responsibilities; or (4) a material change in the geographic location at which the Awardee performs services for the Company without the Awardee’s consent, which consent may be determined in the Awardee’s discretion; provided, however, that the Awardee must notify the Company within 90 days of the occurrence of any of the foregoing conditions that he considers it to be a “Good Reason” condition and provide the Company with at least 30 days in which to cure the condition. If the Awardee fails to provide this notice and cure period prior to his resignation, or resigns more than six months after the initial existence of the condition, his resignation will not be deemed to be for “Good Reason.”

EXHIBIT C

LEVEL 1 PERFORMANCE SHARE AWARD AGREEMENT

This LEVEL 1 Performance Share Award Agreement (the “PSU Agreement”) is entered into on the 23rd day of December, 2013 by and between Diligent Board Member Services, Inc., a Delaware corporation (the “Company”), and ALESSANDRO SODI (the “Awardee”).

WHEREAS, the Company is entering into this PSU Agreement in order to effectuate the Award set forth in the Replacement Grant Agreement dated May 3, 2013 between the Company and the Awardee (the “Replacement Grant Agreement”) of a performance share award with respect to the Company’s common stock, par value $0.001 per share (the “Common Stock”) pursuant to the Diligent Board Member Services, Inc. 2013 Incentive Plan (the “2013 Plan”) on the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.        Award. Subject to Sections 2 and 3 hereof, in the event that the Committee has certified that the performance target set forth in Exhibit A (the “Performance Target”) has been achieved, the Company shall issue and deliver to the Awardee the respective number of shares of Common Stock set forth in Exhibit A (the “Performance Shares”) on the respective delivery dates set forth on Exhibit A; provided that, subject to Sections 2 and 3 hereof, the Awardee is in the employ of the Company on the corresponding service vesting dates set forth in Exhibit A. This Award is made pursuant to and is subject to the terms of the 2013 Plan. Capitalized terms used but not otherwise defined in this PSU Agreement shall have the meanings as set forth in the 2013 Plan.

2.        Acceleration Upon Change in Control, Death or Disability. In the event that, while the Awardee is employed by the Company, and prior to the date of determination by the Committee as to whether the Performance Target has been achieved (the “Determination Date”), the Company consummates a Change in Control (as defined in Exhibit B), or the Awardee dies or becomes Disabled (as defined in Exhibit B), the Awardee shall be entitled to all of the Performance Shares, which the Company shall issue and deliver (i) in the case of a Change in Control, immediately prior to such Change in Control and (ii) in the case of death or Disability, upon death or Disability. On and after the Determination Date, provided that the Committee has determined that the Performance Target has been achieved, in the event that, while the Awardee is employed by the Company, and prior to delivery of all of the Performance Shares, the Company consummates a Change in Control, or the Awardee dies or becomes Disabled, the Awardee shall be entitled to all of the remaining Performance Shares not previously delivered, which the Company shall issue and deliver (i) in the case of a Change in Control, immediately prior to such Change in Control and (ii) in the case of death or Disability, upon death or Disability. In the event that the Committee determines on the Determination Date that the Performance Target has not been achieved, the Awardee shall not be entitled to any Performance Shares upon a subsequent Change in Control, death or Disability.

Exhibit C-1

3.        Termination Without Cause or Resignation Due to Good Reason; Separation from Service. In the event that prior to July 1, 2018 the Company terminates the Awardee’s employment without Cause (as defined in the Awardee’s employment agreement with the Company dated June 27, 2011 (the “Employment Agreement”)) or the Awardee resigns for Good Reason (as defined in Exhibit B), then, if the Performance Target is or has been achieved, the Awardee shall be entitled to the number of Performance Shares determined as follows: (i) for the period from July 1, 2013 through June 30, 2014 (the “Performance Period”), the Awardee shall be entitled to up to a total of 562,500 Performance Shares, with the number determined by multiplying 562,500 by a fraction, the numerator of which is the number of full months the Awardee was employed by the Company during the Performance Period and the denominator of which is 12, and (ii) for the period from July 1, 2014 through June 30, 2018 (the “Service Period”), the Awardee shall be entitled to up to a total of 1,687,500 Performance Shares, with the number determined by multiplying 1,687,500 by a fraction, the numerator of which is the number of full months the Awardee was employed by the Company during the Service Period and the denominator of which is 48. Any previously delivered Perfomance Shares shall be subtracted in determining the balance of Performance Shares to which the Awardee is entitled. For purposes of clarity, if the termination occurs during the Service Period, the Awardee shall be entitled to the number of Performance Shares determined under both subsection (i) and subsection (ii) (but shall only be entitled to issuance and delivery to the extent such Performance Shares were not previously issued or delivered), and in no event shall the total number of Perfomance Shares to which the Awardee is entitled under this PSU Agreement exceed 2,250,000. The Performance Shares to which the Awardee becomes entitled pursuant to this Section 3 (less any previously delivered Performance Shares) shall be delivered on the later of (x) the Determination Date or (y) the date of Awardee’s separation from service. If the Performance Target is not achieved, the Awardee shall not be entitled to any Performance Shares in connection with his termination without Cause or resignation for Good Reason. If the Awardee separates from service with the Company prior to July 1, 2018 for any reason other than a termination without Cause or resignation for Good Reason, he shall not be entitled to any Performance Shares pursuant to this Section 3 in connection with his separation from service. Upon any separation from service, the Company shall deliver to Awardee any previously earned Performance Shares (for which the Performance Target and Service Vesting Date(s) have been met) that would otherwise be deliverable on the dates specified in subsection (g) of Exhibit A. Notwithstanding anything contained herein to the contrary, delivery of Performance Shares to a “specified employee” as defined in Section 409A(a)(2)(B) of the Code shall be deferred until the first business day of the seventh month following such employee’s separation from service with the Company if earlier delivery would cause a violation of Section 409A of the Code.

 4.        Section 162(m): Promptly following the completion of the Performance Period (but in any event during the 2014 calendar year), the Committee will review and certify in writing whether the Performance Target has been achieved. All payments under this PSU Agreement are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. This Award shall be construed and administered in a manner consistent with such intent.

 5.        Transfer Restrictions. Prior to vesting of any Performance Shares, the Awardee shall not be deemed to have any ownership or shareholder rights (including without limitation dividend and voting rights) with respect to such shares, nor may the Awardee sell, assign, pledge or otherwise transfer (voluntarily or involuntarily) any of the Performance Shares prior to delivery thereof.

6.        Adjustment of Shares. As provided in Sections 4(c) and 7(d) of the 2013 Plan, in the event that the Committee determines that any distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares, then the Committee shall, in such manner as it may deem equitable and appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2013 Plan, adjust any or all of the number and type of Shares subject to outstanding Awards, and the grant, exercise or base price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, the Committee shall not take any action otherwise authorized under such Section to the extent that such action would result in a violation of Section 409A of the Code.

Exhibit C-2

7.        Government Regulations. Notwithstanding anything contained herein to the contrary, the Company’s obligation to issue or deliver certificates evidencing the Performance Shares shall be subject to the terms of all applicable laws, rules and regulations and to such approvals by any governmental agencies or securities exchanges as may be required; provided that the Company shall use commercially reasonable best efforts to ensure that the terms of all applicable laws, rules and regulations and approvals by any governmental agencies or securities exchanges as may be required are timely satisfied or obtained, as applicable.

 8.        Withholding Taxes. The Company shall have the right to withhold from amounts payable to the Awardee, as compensation or otherwise, or alternatively, to require the Awardee to remit to the Company, an amount sufficient to satisfy all federal, state and local withholding tax requirements. Notwithstanding the foregoing, the Company shall provide for such withholding by witholding Performance Shares that otherwise would be issued to the Awardee having a Fair Market Value equal to the amount necessary to satisfy the minimum statutory withholding amount.

9.        Awardee Representations. The Awardee understands that the Awardee (and, subject to Section 8 above, not the Company) shall be responsible for the Awardee’s own tax liability arising as a result of the transactions contemplated by this PSU Agreement.

10.      Employment. Neither this PSU Agreement nor any action taken hereunder shall be construed as giving the Awardee any right of continuing employment by the Company.

11.      Notices. Notices or communications to be made hereunder shall be in writing and shall be made in accordance with the Employment Agreement.

12.      Governing Law. This PSU Agreement shall be construed under the laws of the State of New York, without regard to conflict of laws principles.

13.      Entire Agreement. This PSU Agreement, together with the Replacement Grant Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter of this PSU Agreement. Notwithstanding the foregoing, this PSU Agreement and the Award made hereby shall be subject to the terms of the 2013 Plan.

14.      Binding Effect. This PSU Agreement shall be binding upon and inure to the benefit of the Company and the Awardee and their respective permitted successors, assigns, heirs, beneficiaries and representatives. This PSU Agreement is personal to the Awardee and may not be assigned by the Awardee without the prior consent of the Company. Any attempted assignment in violation of this Section shall be null and void.

15.      Amendment. This PSU Agreement may be amended or modified only by a written instrument executed by both the Company and the Awardee.

16.      Section 409A. This PSU Agreement is intended to comply with the requirements of Section 409A of the Code and regulations promulgated thereunder (“Section 409A”). To the extent that any provision in this PSU Agreement is ambiguous as to its compliance with Section 409A, the provision shall be read in such a manner so that no payments due under this PSU Agreement shall be subject to an “additional tax” as defined in Section 409A(a)(1)(B) of the Code. For purposes of Section 409A, each payment made under this PSU Agreement shall be treated as a separate payment. In no event may the Awardee, directly or indirectly, designate the calendar year of payment. Notwithstanding anything contained herein to the contrary, the Awardee shall not be considered to have terminated employment with the Company for purposes of Section 3 hereof unless he would be considered to have incurred a “termination of employment” from the Company within the meaning of Treasury Regulation §1.409A-1(h)(1)(ii). In no event shall the Committee, the Board, or the Company (or their respective employees, officers or directors) have any liability to the Awardee (or any other person) due to the failure of an Award to satisfy the requirements of Section 409A. Although the parties endeavor to have this PSU Agreement comply with the requirements of Section 409A, there is no guarantee that the Awardee will not be subjected to the payment of any tax or interest under Section 409A, and the Awardee shall not have any right to indemnification with respect thereto.

Exhibit C-3

17.      Counterparts. This PSU Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature Page Follows]

Exhibit C-4

IN WITNESS WHEREOF, the parties hereto have executed this PSU Agreement or caused their duly authorized officer to execute this PSU Agreement on the date first written above.

DILIGENT BOARD MEMBER SERVICES, INC.

By:	/s/ A. L. Jones
Name: A. L. Jones
Title: Director

AWARDEE

/s/ Alessandro Sodi
Name: Alessandro Sodi

EXHIBIT A

(a).	Awardee’s Name: Alessandro Sodi

(b).	Grant Date: December 23, 2013

(c).	Performance Period: July 1, 2013 – June 30, 2014

(d).	Total Performance Shares available to be earned: 2,250,000

(e).	Performance Target: Growth in the Company’s revenues by at least seven percent (7%) over the Performance Period as compared to the period from July 1, 2012 through June 30, 2013. The Performance Target shall only be considered achieved if the Committee certifies to such achievement in writing as prescribed by Section 162(m) of the Code or the regulations thereunder. Revenues will be calculated on the same basis as is reflected in the Company’s consolidated financial statements for the relevant periods.

(f).	Service Vesting Dates: If the Performance Target is achieved, the Awardee will become entitled to 562,500 Performance Shares on each of June 30, 2015, June 30, 2016, June 30, 2017 and June 30, 2018 provided that the Awardee is in the employ of the Company on each corresponding service vesting date.

(g).	Delivery Dates: Subject to Sections 2 and 3 of the PSU Agreement, as well as the other terms and conditions set forth in the PSU Agreement (including without limitation this Exhibit A, and in particular, subject to achievement of the Performance Target and employment through each applicable service vesting date) and the 2013 Plan, the Company shall issue and deliver the following numbers of Performance Shares on the following dates:

Number of Performance Shares	Service Vesting Date	Delivery Dates
562,500	June 30, 2015	• 281,250 Performance Shares on 2/15/18 • 281,250 Performance Shares on 2/15/19
562,500	June 30, 2016	• 281,250 Performance Shares on 2/15/18 • 281,250 Performance Shares on 2/15/19
562,500	June 30, 2017	• 562,500 Performance Shares on 2/15/18
562,500	June 30, 2018	• 562,500 Performance Shares on 2/15/19

A.S. (Initials)

Alessandro Sodi

A.L.J. (Initials)

Company Signatory

EXHIBIT B

DEFINITIONS

As used in this PSU Agreement, the following terms have the meanings stated. The singular includes the plural, and the masculine gender includes the feminine and neuter genders, and vice versa, as the context requires.

“Change in Control” means (a) a change in ownership of the Company under clause (i) below or (b) a change in the ownership of a substantial portion of the assets of the Company under clause (ii) below:

(i)      Change in the Ownership of the Company. A change in the ownership of the Company shall occur on the date that any one person, or more than one person acting as a group (as defined in clause (iii) below), acquires ownership of capital stock of the Company that, together with capital stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the capital stock of the Company. However, if any one person or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the capital stock of the Company, the acquisition of additional capital stock by the same person or persons shall not be considered to be a change in the ownership of the Company. An increase in the percentage of capital stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires capital stock in the Company in exchange for property will be treated as an acquisition of stock for purposes of this paragraph.

(ii)     Change in the Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets shall occur on the date that any one person, or more than one person acting as a group (as defined in clause (iii) below), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 80 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. There is no Change in Control under this clause (ii) when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer, as provided below in this clause (ii). A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to (a) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its capital stock, (b) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (c) a person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding capital stock of the Company, or (d) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in clause (ii)(c) of this paragraph. For purposes of this clause (ii), a person's status is determined immediately after the transfer of the assets.

(iii)    Persons Acting as a Group. For purposes of clauses (i) and (ii) above, persons will not be considered to be acting as a group solely because they purchase or own capital stock or purchase assets of the Company at the same time. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets or capital stock, or similar business transaction with the Company. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of assets or capital stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. For purposes of this paragraph, the term “corporation” shall have the meaning assigned such term under Treasury Regulation section 1.280G-1, Q&A-45.

(iv)    Each of clauses (i) through (iii) above shall be construed and interpreted consistent with the requirements of Section 409A of the Code and any Treasury Regulations or other guidance issued thereunder.

“Disability” or “Disabled” means a determination by the Board or the Committee that the Awardee meets one of the following requirements: (1) the Awardee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (2) the Awardee is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Awardee’s employer.

“Good Reason” means the occurrence of any of the following: (1) a material breach by the Company of the terms of the Employment Agreement; (2) a material reduction in the Awardee’s base salary without the Awardee’s consent, which consent may be determined in the Awardee’s discretion; (3) a material diminution in the Awardee’s authority, duties or responsibilities; or (4) a material change in the geographic location at which the Awardee performs services for the Company without the Awardee’s consent, which consent may be determined in the Awardee’s discretion; provided, however, that the Awardee must notify the Company within 90 days of the occurrence of any of the foregoing conditions that he considers it to be a “Good Reason” condition and provide the Company with at least 30 days in which to cure the condition. If the Awardee fails to provide this notice and cure period prior to his resignation, or resigns more than six months after the initial existence of the condition, his resignation will not be deemed to be for “Good Reason.”

EXHIBIT D

LEVEL 2 PERFORMANCE SHARE AWARD AGREEMENT

This LEVEL 2 Performance Share Award Agreement (the “PSU Agreement”) is entered into on the 23rd day of December, 2013 by and between Diligent Board Member Services, Inc., a Delaware corporation (the “Company”), and ALESSANDRO SODI (the “Awardee”).

WHEREAS, the Company is entering into this PSU Agreement in order to effectuate the Award set forth in the Replacement Grant Agreement dated May 3, 2013 between the Company and the Awardee (the “Replacement Grant Agreement”) of a performance share award with respect to the Company’s common stock, par value $0.001 per share (the “Common Stock”) pursuant to the Diligent Board Member Services, Inc. 2013 Incentive Plan (the “2013 Plan”) on the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.        Award. Subject to Sections 2 and 3 hereof, in the event that the Committee has certified that an Annual Performance Target (as defined in Exhibit A) or the Cumulative Performance Target (as defined in Exhibit A) has been achieved, the Company shall issue and deliver to the Awardee the respective number of shares of Common Stock set forth in Exhibit A (the “Performance Shares”) on the respective delivery dates set forth in Exhibit A; provided that, subject to Sections 2 and 3 hereof, the Awardee is in the employ of the Company on the corresponding service vesting dates set forth in Exhibit A. This Award is made pursuant to and is subject to the terms of the 2013 Plan. Capitalized terms used but not otherwise defined in this PSU Agreement shall have the meanings as set forth in the 2013 Plan.

2.        Acceleration Upon Change in Control, Death or Disability. In the event that, while the Awardee is employed by the Company, and prior to the date of determination by the Committee as to whether an Annual Performance Target has been achieved (the “Determination Date”), the Company consummates a Change in Control (as defined in Exhibit B, the Awardee shall be entitled to 62,500 Performance Shares plus the number of Performance Shares eligible to be earned under this PSU Agreement for any Annual Performance Period subsequent to the Annual Performance Period in which the Change in Control occurs; provided, however, that if the TSR Measurement Price (as defined below) determined as of the date of the Change in Control is greater than the minimum TSR Measurement Price for the Cumulative Performance Target, then the Awardee shall be entitled to the balance of all of the Performance Shares available to be earned under this PSU Agreement. In the event that, while the Awardee is employed by the Company, and prior to the Determination Date for an Annual Performance Target, the Awardee dies or becomes Disabled (as defined in Exhibit B), the Awardee shall be entitled to 62,500 Performance Shares plus the number of Performance Shares eligible to be earned under this PSU Agreement for any Annual Performance Period subsequent to the Annual Performance Period in which death or Disability occurs. The Company shall issue and deliver the applicable Performance Shares (i) in the case of a Change in Control, immediately prior to such Change in Control and (ii) in the case of death or Disability, upon death or Disability. In the event of a Change in Control, the Company shall deliver to Awardee immediately prior to such Change in Control any previously earned Performance Shares (for which the Performance Target and Service Vesting Date(s) have been met) that would otherwise be deliverable on the date specified in subsection (g) of Exhibit A. On and after the Determination Date for the final Annual Performance Period, in the event that the Committee determines on the Determination Date that the Annual Performance Target for such period has not been achieved, the Awardee shall not be entitled to any Performance Shares upon a subsequent Change in Control, death or Disability.

Exhibit D-1

3.        Termination Without Cause or Resignation Due to Good Reason; Separation from Service. In the event that prior to April 1, 2017 the Company terminates the Awardee’s employment without Cause (as defined in the Awardee’s employment agreement with the Company dated June 27, 2011 (the “Employment Agreement”)) or the Awardee resigns for Good Reason (as defined in Exhibit B), then, if the Annual Performance Target for the Annual Performance Period (as defined in Exhibit A) in which the termination occurs is achieved, the Awardee shall be entitled to the number of Performance Shares determined by multiplying 62,500 by a fraction, the numerator of which is the number of full months the Awardee was employed by the Company during the applicable Annual Performance Period and the denominator of which is 12. The Performance Shares to which the Awardee becomes entitled pursuant to this Section 3 shall be delivered on the applicable Determination Date. If the Annual Performance Target is not achieved for the applicable Annual Performance Period, the Awardee shall not be entitled to any Performance Shares in connection with his termination without Cause or resignation for Good Reason. Upon any separation from service, the Company shall deliver to Awardee any previously earned Performance Shares (for which the Performance Target and Service Vesting Date(s) have been met) that would otherwise be deliverable on the date specified in subsection (g) of Exhibit A. Notwithstanding anything contained herein to the contrary, delivery of Performance Shares to a “specified employee” as defined in Section 409A(a)(2)(B) of the Code shall be deferred until the first business day of the seventh month following such employee’s separation from service with the Company if earlier delivery would cause a violation of Section 409A of the Code.

4.         Section 162(m): Promptly following the completion of each Annual Performance Period (but in any event during the calendar year of such Annual Performance Period), the Committee will review and certify in writing whether the Annual Performance Target has been achieved, and, for the final Annual Performance Period, also will review and certify in writing whether the Cumulative Performance Target has been achieved. All payments under this PSU Agreement are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. This Award shall be construed and administered in a manner consistent with such intent.

5.         Transfer Restrictions. Prior to vesting of any Performance Shares, the Awardee shall not be deemed to have any ownership or shareholder rights (including without limitation dividend and voting rights) with respect to such shares, nor may the Awardee sell, assign, pledge or otherwise transfer (voluntarily or involuntarily) any of the Performance Shares prior to delivery thereof.

6.        Adjustment of Shares. As provided in Sections 4(c) and 7(d) of the 2013 Plan, in the event that the Committee determines that any distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares, then the Committee shall, in such manner as it may deem equitable and appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2013 Plan, adjust any or all of the number and type of Shares subject to outstanding Awards, and the grant, exercise or base price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, the Committee shall not take any action otherwise authorized under such Section to the extent that such action would result in a violation of Section 409A of the Code.

Exhibit D-2

7.        Government Regulations. Notwithstanding anything contained herein to the contrary, the Company’s obligation to issue or deliver certificates evidencing the Performance Shares shall be subject to the terms of all applicable laws, rules and regulations and to such approvals by any governmental agencies or securities exchanges as may be required; provided that the Company shall use commercially reasonable best efforts to ensure that the terms of all applicable laws, rules and regulations and approvals by any governmental agencies or securities exchanges as may be required are timely satisfied or obtained, as applicable.

 8.         Withholding Taxes. The Company shall have the right to withhold from amounts payable to the Awardee, as compensation or otherwise, or alternatively, to require the Awardee to remit to the Company, an amount sufficient to satisfy all federal, state and local withholding tax requirements. Notwithstanding the foregoing, the Company shall provide for such withholding by witholding Performance Shares that otherwise would be issued to the Awardee having a Fair Market Value equal to the amount necessary to satisfy the minimum statutory withholding amount.

9.        Awardee Representations. The Awardee understands that the Awardee (and, subject to Section 8 above, not the Company) shall be responsible for the Awardee’s own tax liability arising as a result of the transactions contemplated by this PSU Agreement.

10.      Employment. Neither this PSU Agreement nor any action taken hereunder shall be construed as giving the Awardee any right of continuing employment by the Company.

11.      Notices. Notices or communications to be made hereunder shall be in writing and shall be made in accordance with the Employment Agreement.

12.      Governing Law. This PSU Agreement shall be construed under the laws of the State of New York, without regard to conflict of laws principles.

13.      Entire Agreement. This PSU Agreement, together with the Replacement Grant Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter of this PSU Agreement. Notwithstanding the foregoing, this PSU Agreement and the Award made hereby shall be subject to the terms of the 2013 Plan.

14.      Binding Effect. This PSU Agreement shall be binding upon and inure to the benefit of the Company and the Awardee and their respective permitted successors, assigns, heirs, beneficiaries and representatives. This PSU Agreement is personal to the Awardee and may not be assigned by the Awardee without the prior consent of the Company. Any attempted assignment in violation of this Section shall be null and void.

15.      Amendment. This PSU Agreement may be amended or modified only by a written instrument executed by both the Company and the Awardee.

16.      Section 409A. This PSU Agreement is intended to comply with the requirements of Section 409A of the Code and regulations promulgated thereunder (“Section 409A”). To the extent that any provision in this PSU Agreement is ambiguous as to its compliance with Section 409A, the provision shall be read in such a manner so that no payments due under this PSU Agreement shall be subject to an “additional tax” as defined in Section 409A(a)(1)(B) of the Code. For purposes of Section 409A, each payment made under this PSU Agreement shall be treated as a separate payment. In no event may the Awardee, directly or indirectly, designate the calendar year of payment. Notwithstanding anything contained herein to the contrary, the Awardee shall not be considered to have terminated employment with the Company for purposes of Section 3 hereof unless he would be considered to have incurred a “termination of employment” from the Company within the meaning of Treasury Regulation §1.409A-1(h)(1)(ii). In no event shall the Committee, the Board, or the Company (or their respective employees, officers or directors) have any liability to the Awardee (or any other person) due to the failure of an Award to satisfy the requirements of Section 409A. Although the parties endeavor to have this PSU Agreement comply with the requirements of Section 409A, there is no guarantee that the Awardee will not be subjected to the payment of any tax or interest under Section 409A, and the Awardee shall not have any right to indemnification with respect thereto.

Exhibit D-3

17.      Counterparts. This PSU Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature Page Follows]

Exhibit D-4

IN WITNESS WHEREOF, the parties hereto have executed this PSU Agreement or caused their duly authorized officer to execute this PSU Agreement on the date first written above.

DILIGENT BOARD MEMBER SERVICES, INC.

By:	/s/ A. L. Jones
Name: A. L. Jones
Title: Director

AWARDEE

/s/ Alessandro Sodi
Name: Alessandro Sodi

EXHIBIT A

(a).	Awardee’s Name: Alessandro Sodi

(b).	Grant Date: December 23, 2013

(c).	Performance Periods: Annual Performance Periods:

April 1, 2013 – March 31, 2014

April 1, 2014 – March 31, 2015

April 1, 2015 – March 31, 2016

April 1, 2016 – March 31, 2017

Cumulative Performance Period:

April 1, 2013 – March 31, 2017

(d).	Total Performance Shares available to be earned: 250,000

(e).	Performance Targets:

Annual Performance Target: As used herein, an “Annual Performance Target” means for each Annual Performance Period as set forth below, either the TSR Measurement Price (as defined below) for the Annual Performance Period is equal to or greater than the corresponding minimum TSR Measurement Price set forth in the table below or Earnings Per Share (as defined below) for the Annual Performance Period is equal to or greater than the corresponding minimum Earnings Per Share set forth in the table below:

[table follows on next page]

Annual Performance Period	Minimum TSR Measurement Price*	Minimum EPS*
April 1, 2013 – March 31, 2014	$5.7669	The number that represents 15% growth in EPS during the Annual Performance Period over the baseline value of $0.104
April 1, 2014 – March 31, 2015	$6.6319	The number that represents 15% growth in EPS during the Annual Performance Period over the value calculated for the previous Annual Performance Period
April 1, 2015 – March 31, 2016	$7.6267	The number that represents 15% growth in EPS during the Annual Performance Period over the value calculated for the previous Annual Performance Period
April 1, 2016 – March 31, 2017	$8.7707	The number that represents 15% growth in EPS during the Annual Performance Period over the value calculated for the previous Annual Performance Period

*Calculated in US dollars. All calculations with respect to Performance Targets will be made using an exchange ratio that represents the average exchange ratio over the relevant 20-day period set forth in the definition of TSR Measurement Price. The respective minimum TSR Measurement Prices set forth in the table above will be reduced by the per share amount of any dividends or distributions made during the relevant Performance Period (and any Performance Periods preceding the relevant Performance Period).

Cumulative Performance Target: As used herein, the “Cumulative Performance Target” means either that the TSR Measurement Price as of March 31, 2017 is greater than $8.7707, or, for the period from April 1, 2016 through March 31, 2017 Earnings Per Share exceed the number that represents a cumulative 15% growth in EPS over the Cumulative Performance Period; (i.e., the resulting number if EPS had grown by 15% during each Annual Performance Period). The foregoing figures are calculated in US dollars. All calculations with respect to Performance Targets will be made using an exchange ratio that represents the average exchange ratio over the relevant 20-day period set forth in the definition of TSR Measurement Price. The minimum TSR Measurement Price set forth above will be reduced by the per share amount of any dividends or distributions made during the Cumulative Performance Period. The Cumulative Performance Target shall only apply in the event that one or more of the Annual Performance Targets was not achieved, and then shall only relate to the balance of Performance Shares not earned for prior Annual Performance Periods.

As used herein:

“Earnings Per Share” or “EPS” means, with respect to a specified Performance Period, the fully diluted earnings per share from  continuing operations of the Company, adjusted to exclude the effect of stock-based compensation expense and extraordinary items (including costs relating to the special committee investigation and remedial activity in connection therewith, including fees of attorneys and consultants with respect thereto), with such diluted earnings per share calculated in the same manner as in the Company’s financial results as filed with the U.S. Securities and Exchange Commission and such excluded items being consistent with such amounts reflected in the Company’s financial results as filed with the U.S. Securities and Exchange Commission. EPS shall be rounded to the nearest 1/10,000, or if there shall not be a nearest 1/10,000, to the next highest 1/10,000.

“TSR Measurement Price” means the volume weighted average trading price of shares of the Company’s Common Stock, calculated by dividing the total value by the total volume of shares of Common Stock traded during the applicable period (as defined below) on The New Zealand Stock Exchange (“NZX”) or other stock exchange where the majority of the trading volume and value of the Common Stock occurs for the twenty (20) trading days immediately preceding the last day of the relevant Performance Period. As used in the foregoing definition, “TSR” refers to total shareholder return.

The Annual Performance Targets and Cumulative Performance Target are referred to collectively in this PSU Agreement as the “Performance Targets”. The Annual Performance Periods and the Cumulative Performance Period are referred to collectively in this PSU Agreement as the “Performance Periods”. A Performance Target shall only be considered achieved if the Committee certifies to such achievement in writing as prescribed by Section 162(m) of the Code or the regulations thereunder.

(f).	Service Vesting Dates: If the Annual Performance Target is achieved for an Annual Performance Period, the Awardee will become entitled to 62,500 Performance Shares on the Determination Date for such Annual Performance Period, provided that the Awardee is in the employ of the Company on the last day of such Annual Performance Period. If the Cumulative Performance Target is achieved for the Cumulative Performance Period and the Awardee is in the employ of the Company on March 31, 2017, then if one or more of the Annual Performance Targets was not achieved, the Awardee will become entitled to the number of Performance Shares equal to 250,000 minus the product of 62,500 times the number of Annual Performance Periods for which the Annual Performance Targets were achieved.

(g).	Delivery Dates: Subject to Sections 2 and 3 of the PSU Agreement, as well as the other terms and conditions set forth in the PSU Agreement (including without limitation this Exhibit A, and in particular, subject to achievement of the applicable Performance Target and employment through each applicable service vesting date) and the 2013 Plan, the Company shall issue and deliver the following numbers of Performance Shares on the following dates:

Annual Performance Period	Number of Performance Shares	Service Vesting Date	Delivery Date
4/1/13 – 3/31/14	62,500	March 31, 2014	2/15/18
4/1/14 – 3/31/15	62,500	March 31, 2015	2/15/18
4/1/15 – 3/31/16	62,500	March 31, 2016	2/15/18
4/1/16 – 3/31/17	62,500 (or, if the Cumulative Performance Target is achieved and any Annual Performance Target for a period ending prior to April 1, 2016 has not been achieved, such number as is equal to 250,000 less any Performance Shares previously earned for Annual Performance Targets that were achieved).	March 31, 2017	2/15/18

A.S. (Initials)	A.L.J. (Initials)
Alessandro Sodi	Company Signatory

EXHIBIT B

DEFINITIONS

As used in this PSU Agreement, the following terms have the meanings stated. The singular includes the plural, and the masculine gender includes the feminine and neuter genders, and vice versa, as the context requires.

“Change in Control” means (a) a change in ownership of the Company under clause (i) below or (b) a change in the ownership of a substantial portion of the assets of the Company under clause (ii) below:

(i)      Change in the Ownership of the Company. A change in the ownership of the Company shall occur on the date that any one person, or more than one person acting as a group (as defined in clause (iii) below), acquires ownership of capital stock of the Company that, together with capital stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the capital stock of the Company. However, if any one person or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the capital stock of the Company, the acquisition of additional capital stock by the same person or persons shall not be considered to be a change in the ownership of the Company. An increase in the percentage of capital stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires capital stock in the Company in exchange for property will be treated as an acquisition of stock for purposes of this paragraph.

(ii)     Change in the Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets shall occur on the date that any one person, or more than one person acting as a group (as defined in clause (iii) below), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 80 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. There is no Change in Control under this clause (ii) when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer, as provided below in this clause (ii). A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to (a) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its capital stock, (b) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (c) a person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding capital stock of the Company, or (d) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in clause (ii)(c) of this paragraph. For purposes of this clause (ii), a person's status is determined immediately after the transfer of the assets.

(iii)    Persons Acting as a Group. For purposes of clauses (i) and (ii) above, persons will not be considered to be acting as a group solely because they purchase or own capital stock or purchase assets of the Company at the same time. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets or capital stock, or similar business transaction with the Company. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of assets or capital stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. For purposes of this paragraph, the term “corporation” shall have the meaning assigned such term under Treasury Regulation section 1.280G-1, Q&A-45.

(iv)    Each of clauses (i) through (iii) above shall be construed and interpreted consistent with the requirements of Section 409A of the Code and any Treasury Regulations or other guidance issued thereunder.

“Disability” or “Disabled” means a determination by the Board or the Committee that the Awardee meets one of the following requirements: (1) the Awardee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (2) the Awardee is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Awardee’s employer.

“Good Reason” means the occurrence of any of the following: (1) a material breach by the Company of the terms of the Employment Agreement; (2) a material reduction in the Awardee’s base salary without the Awardee’s consent, which consent may be determined in the Awardee’s discretion; (3) a material diminution in the Awardee’s authority, duties or responsibilities; or (4) a material change in the geographic location at which the Awardee performs services for the Company without the Awardee’s consent, which consent may be determined in the Awardee’s discretion; provided, however, that the Awardee must notify the Company within 90 days of the occurrence of any of the foregoing conditions that he considers it to be a “Good Reason” condition and provide the Company with at least 30 days in which to cure the condition. If the Awardee fails to provide this notice and cure period prior to his resignation, or resigns more than six months after the initial existence of the condition, his resignation will not be deemed to be for “Good Reason.”